UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 12, 2005

CCE Spinco, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9348 Civic Center Drive	Beverly Hills, CA	90210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	310-867-7000

Not Applicable
(Former name or former address, if changed from last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

SIGNATURES

EXHIBIT INDEX

Exhibit 99.1 Registration Statement on Form 10
Registration Statement on Form 10

Item 8.01 Other Events.
     Attached as Exhibit 99.1 to this current report on Form 8-K is the Information Statement of CCE Spinco, Inc. (the “Company”) dated as of December 9, 2005 that will be distributed in connection with Clear Channel Communications’ distribution to its stockholders of all the outstanding shares of common stock of the Company. As indicated in the Information Statement, the record date for the distribution will be December 14, 2005.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1	Registration Statement on Form 10

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 12, 2005	CCE SPINCO, INC.
	By:	/s/ Randall T. Mays
Randall T. Mays
Chairman of the Board of Directors

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Registration Statement on Form 10